MONEY MARKET







                         ADVANTUS MONEY MARKET FUND, INC.

    ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 1999
                                                                   [LOGO]



                                    [ART]

ADVANTUS MONEY MARKET FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          5

STATEMENT OF ASSETS AND
LIABILITIES                        7

STATEMENT OF OPERATIONS            8

STATEMENTS OF CHANGES IN NET
ASSETS                             9

NOTES TO FINANCIAL STATEMENTS     10

INDEPENDENT AUDITORS' REPORT      13

FEDERAL INCOME TAX INFORMATION    14

SHAREHOLDER SERVICES              15

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Growth has been the economic story throughout this fiscal year. The domestic growth story continues, albeit growth is slower than in the past. The Federal Reserve's proactive stance (i.e., raising rates BEFORE reported inflation) demonstrates the Fed's continuing resolve to control inflation by reigning in domestic growth. So far, the Fed has achieved this delicate economic balance.

World growth is slowly accelerating. The global economic picture is vastly different than it was one year ago. Japan has worked its way back from a devastating recession and financial crisis. Emerging markets are surging and international markets, overall, are strong. The world's central banks have played critical roles in getting their respective countries back on track. Like the Fed, the world's central banks plotted a course of action, and like the Fed, these banks espoused an expansionary bias. Relative to conditions, each bank aggressively used its monetary policy to lower interest rates. These actions have contributed to global economic recovery, country by country.

As the rest of the world rallies, the conditions in the U.S. will likely put more pressures on our economic systems. The fixed income market may feel some pressure too due to higher commodity prices, global economic growth, a weaker dollar, tight labor market, and a Fed poised to tighten. Conditions may also bode poorly for the stock market. After several years of good equity markets - driven by both robust growth and higher valuation levels - investors are acutely aware that the environment is changing. The markets will continue under pressure if interest rates move higher and valuations peak, challenging the long-running bull market. On a brighter note, the loss of price momentum in the U.S. equity market will allow earnings growth to catch up with multiples, thus building the base for the next leg up in the secular bull market for equities.

If at any time you have questions about your Advantus mutual fund investments, I encourage you to contact your financial professional or call Advantus Shareholders Services at 1-800-665-6005. This number allows you 24-hour access, seven days a week, to your mutual fund account information via an automated voice-response system. Or you can speak directly to an Advantus Shareholder Services Representative during business hours, 8 A.M. to 4:45 P.M. (Central
Time) any day that the New York Stock Exchange is open for business.

We appreciate your continued patronage of Advantus Funds. Helping you move closer to your investment goals is important to us, and we look forward to working long-term with you and your financial professional. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS MONEY MARKET FUND
PERFORMANCE UPDATE

[PHOTO]

STEVEN S. NELSON, CFA
PORTFOLIO MANAGER
The Advantus Money Market
Fund is a mutual fund
designed for investors
seeking a high level of
current income consistent
with preservation of capital
and maintenance of liquidity.
The Fund seeks to achieve its
objective by concentrating
investments in short-term
money market instruments
including U.S. Treasury
Bills, high grade commercial
paper and bank certificates
of deposit.
  - Seeks to maintain stable net asset value.
  - Free checkwriting and telephone redemption.
  - Dividends declared daily and paid monthly.
INVESTMENT IN THE ADVANTUS MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
PERFORMANCE
For the year ended September 30, 1999, the Advantus Money Market Fund earned a total return of 4.24 percent.* This compares to the three-month U.S. Treasury Bill, which earned 4.74 percent for the same period. The seven-day compound yield was 4.45 percent* and the seven-day simple yield was 4.35 percent* for the seven days ended September 30, 1999.

PERFORMANCE ANALYSIS
At the beginning of the fiscal year financial markets were in turmoil, with a number of global crises weighing heavily on investor confidence. A major decline had just occurred in the U.S. equity market and corporate bond investors were experiencing sharply limited liquidity. Investors sought refuge in the safety and security of the U.S. Treasury market, resulting in a remarkable flight-to-quality trade that pushed Treasury yields to their lowest levels in more than 30 years. Market sentiment changed quickly, however, as the Federal Reserve aggressively cut key short-term interest rates during the fourth calendar quarter of 1998 (i.e., the first quarter of the Fund's fiscal year). In response, stocks rebounded, fears of a global meltdown subsided and investors reversed their flight to quality trade. The Fed's moves helped to bolster investor confidence and restore some liquidity and rationality to the financial markets.

With market conditions improved and with the Fed finished cutting rates, U.S. interest rates moved steadily higher through the remainder of the year as multiple signs of robust economic growth in the U.S. fueled inflation concerns. Thus, investors experienced a stark reversal in the market's tone over the course of the fiscal year. While the fiscal year started with the Fed lowering interest rates, the year ended with significantly higher interest rates and with the Fed having increased the Fed Funds rate twice (June 30 and August 24, 1999).

The higher interest rates resulted in negative returns for most major bond indexes (e.g., the Lehman Brothers Aggregate Bond Index**) over the past year, a rare occurrence in the fixed income universe. Returns on shorter U.S. Treasury securities, however, were significantly better. For example, the total return on the 3-month and 6-month U.S. Treasury Bills over the fiscal year was 4.74 percent. Put another way, money market funds provided investors with significantly higher returns over this past fiscal year when compared to the returns of most other major bond indexes.

Despite the volatility that we continue to experience from quarter to quarter and across different markets and sectors, high-quality U.S. corporate commercial paper continues to offer excellent safety and liquidity as well as attractive yields. The Advantus Money Market Fund has approximately 90 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's).

The Fund's holdings continue to be well diversified over a variety of stable industries and do not include any holdings in the more volatile brokerage sector. Our goal throughout this reporting period has been to maintain the average days to maturity of the Fund in the range of 55 to 65 days. To that end, the average days to maturity as of September 30 stood at 62 days, slightly longer than the money market fund industry average.

OUTLOOK

We believe interest rates may creep slightly higher over the next few months. This view is based on the strength of the domestic economy and our feeling that the Fed stands poised to raise interest rates further should economic data warrant such a move. We continue to believe that rates will not move significantly higher from current levels, however, given our view that inflation will remain under control.

We will continue to purchase the highest quality commercial paper and maintain the average days to maturity in the Fund in a range of 55 to 65 days. Over the next three to six months, high quality commercial paper yields will likely stay above five percent and offer investors a very safe haven as well as attractive returns compared to other longer-term fixed income opportunities.
*Historical performance is not an indication of future performance. Investment returns will fluctuate.
**The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

                                AVERAGE DAYS TO MATURITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MONTH    DATE    NUMBER OF DAYS
Oct.   10/06/98              55
Oct.   10/13/98              51
Oct.   10/20/98              58
Oct.   10/27/98              66
Nov.   11/03/98              72
Nov.   11/10/98              74
Nov.   11/17/98              69
Nov.   11/24/98              69
Dec.   12/01/98              72
Dec.   12/08/98              75
Dec.   12/15/98              69
Dec.   12/22/98              62
Dec.   12/29/98              57
Jan.   01/05/99              51
Jan.   01/12/99              54
Jan.   01/19/99              51
Jan.   01/26/99              44
Feb.   02/02/99              69
Feb.   02/09/99              75
Feb.   02/16/99              74
Feb.   02/23/99              69
Mar.   03/02/99              63
Mar.   03/09/99              62
Mar.   03/16/99              59
Mar.   03/23/99              61
Mar.   03/30/99              66
Apr.   04/06/99              63
Apr.   04/13/99              64
Apr.   04/20/99              61
Apr.   04/27/99              62
May    05/04/99              63
May    05/11/99              75
May    05/18/99              74
May    05/25/99              68
Jun.   06/01/99              64
Jun.   06/08/99              65
Jun.   06/15/99              64
Jun.   06/22/99              70
Jun.   06/29/99              64
Jul.   07/06/99              58
Jul.   07/13/99              70
Jul.   07/20/99              64
Jul.   07/27/99              60
Aug.   08/03/99              61
Aug.   08/10/99              63
Aug.   08/17/99              67
Aug.   08/24/99              66
Aug.   08/31/99              67
Sept.  09/07/99              64
Sept.  09/14/99              65
Sept.  09/21/99              67
Sept.  09/28/99              59

                                 SEVEN-DAY COMPOUND YIELD*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MONTH    DATE    PERCENTAGE
Oct.   10/06/98       4.77%
Oct.   10/13/98       4.83%
Oct.   10/20/98       4.73%
Oct.   10/27/98       4.71%
Nov.   11/03/98       5.38%
Nov.   11/10/98       4.43%
Nov.   11/17/98       3.64%
Nov.   11/24/98       4.40%
Dec.   12/01/98       4.51%
Dec.   12/08/98       4.25%
Dec.   12/15/98       3.93%
Dec.   12/22/98       4.77%
Dec.   12/29/98       4.25%
Jan.   01/05/99       4.40%
Jan.   01/12/99       4.50%
Jan.   01/19/99       4.21%
Jan.   01/26/99       4.40%
Feb.   02/02/99       4.13%
Feb.   02/09/99       4.10%
Feb.   02/16/99       4.01%
Feb.   02/23/99       3.51%
Mar.   03/02/99       3.24%
Mar.   03/09/99       4.01%
Mar.   03/16/99       3.96%
Mar.   03/23/99       4.05%
Mar.   03/30/99       4.01%
Apr.   04/06/99       4.00%
Apr.   04/13/99       4.08%
Apr.   04/20/99       4.06%
Apr.   04/27/99       4.04%
May    05/04/99       4.01%
May    05/11/99       4.05%
May    05/18/99       4.07%
May    05/25/99       3.89%
Jun.   06/01/99       4.22%
Jun.   06/08/99       4.05%
Jun.   06/15/99       4.04%
Jun.   06/22/99       4.14%
Jun.   06/29/99       4.19%
Jul.   07/06/99       4.04%
Jul.   07/13/99       4.12%
Jul.   07/20/99       4.20%
Jul.   07/27/99       4.29%
Aug.   08/03/99       4.18%
Aug.   08/10/99       4.23%
Aug.   08/17/99       4.26%
Aug.   08/24/99       4.41%
Aug.   08/31/99       4.38%
Sept.  09/07/99       4.44%
Sept.  09/14/99       4.37%
Sept.  09/21/99       4.51%
Sept.  09/28/99       4.46%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment returns will fluctuate.

                                                      ADVANTUS MONEY MARKET FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                                                                MARKET
PRINCIPAL                                                                                                      VALUE(A)
---------                                                                                                    ------------
COMMERCIAL PAPER (92.8%)
  BASIC MATERIALS (22.6%)
    Agriculture Products (7.3%)
     $1,425,000          Archer-Daniels Midland Company............................    5.845%    03/01/00    $ 1,391,140
      1,660,000          Cargill, Inc..............................................    5.093%    02/02/00      1,631,769
                                                                                                             -----------
                                                                                                               3,022,909
                                                                                                             -----------
    Chemicals (10.4%)
      1,015,000          E.I. DuPont de Nemours & Company..........................    5.256%    10/18/99      1,012,521
      1,205,000          E.I. DuPont de Nemours & Company..........................    5.006%    12/10/99      1,193,541
      2,130,000          Monsanto Company (c).....................................     5.814%    01/25/00      2,091,462
                                                                                                             -----------
                                                                                                               4,297,524
                                                                                                             -----------
    Paper and Forest (4.9%)
      2,015,000          Kimberly Clark Corporation (c)...........................     5.345%    10/13/99      2,011,465
                                                                                                             -----------
  CAPITAL GOODS (5.8%)
    Electrical Equipment (5.8%)
      2,440,000          Emerson Electric Company..................................    5.502%    01/24/00      2,398,423
                                                                                                             -----------
  COMMUNICATION SERVICES (11.8%)
    Telephone (11.8%)
      2,040,000          AT&T Corporation..........................................    5.802%    02/01/00      2,000,877
        835,000          Bellsouth Telecommunications..............................    5.818%    01/19/00        820,612
      1,020,000          Bellsouth Telecommunications..............................    5.838%    01/27/00      1,001,104
      1,025,000          SBC Communications (c)...................................     5.238%    10/12/99      1,023,384
                                                                                                             -----------
                                                                                                               4,845,977
                                                                                                             -----------
  CONSUMER CYCLICAL (2.4%)
    Publishing (2.4%)
      1,000,000          The McGraw-Hill Companies, Inc............................    5.261%    10/14/99        998,130
                                                                                                             -----------
  CONSUMER STAPLES (12.4%)
    Beverage (2.5%)
      1,010,000          The Coca-Cola Company.....................................    5.383%    11/10/99      1,004,077
                                                                                                             -----------
    Entertainment (5.0%)
      1,515,000          Walt Disney Company.......................................    4.804%    10/25/99      1,510,230
        560,000          Walt Disney Company.......................................    5.791%    02/03/00        549,111
                                                                                                             -----------
                                                                                                               2,059,341
                                                                                                             -----------
    Food (4.9%)
      2,065,000          General Mills, Inc........................................    5.419%    01/18/00      2,032,113
                                                                                                             -----------

              See accompanying notes to investments in securities.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                                                MARKET
PRINCIPAL                                                                                                      VALUE(A)
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL (29.0%)
    Auto Finance (6.5%)
     $1,010,000          Ford Motor Credit.........................................    5.369%    10/07/99    $ 1,009,109
      1,680,000          General Motors Acceptance Corporation.....................    5.287%    10/20/99      1,675,390
                                                                                                             -----------
                                                                                                               2,684,499
                                                                                                             -----------
    Commercial Finance (9.7%)
      1,505,000          Bell Atlantic Corporation.................................    5.401%    11/03/99      1,497,687
      1,100,000          G.E. Capital Corporation..................................    5.021%    10/18/99      1,097,433
      1,410,000          G.E. Capital Corporation..................................    4.975%    10/19/99      1,406,549
                                                                                                             -----------
                                                                                                               4,001,669
                                                                                                             -----------
    Consumer Finance (7.5%)
      1,575,000          Associates Corporation of North America...................    4.847%    10/25/99      1,569,996
      1,510,000          Ciesco LP (c)............................................     5.413%    10/28/99      1,503,977
                                                                                                             -----------
                                                                                                               3,073,973
                                                                                                             -----------
    Finance-Diversified (5.3%)
      2,200,000          American General Finance Corporation......................    5.435%    11/12/99      2,186,327
                                                                                                             -----------
  HEALTH CARE (8.8%)
    Drugs (5.1%)
        830,000          American Home Products Corporation (c)...................     5.269%    10/13/99        828,565
      1,300,000          American Home Products Corporation (c)...................     5.909%    01/13/00      1,278,474
                                                                                                             -----------
                                                                                                               2,107,039
                                                                                                             -----------
    Health Care-Diversified (3.7%)
      1,530,000          Johnson & Johnson (c)....................................     4.945%    10/04/99      1,529,378
                                                                                                             -----------
                         Total commercial paper (cost: $38,252,844)......................................     38,252,844
                                                                                                             -----------
U.S. GOVERNMENT OBLIGATIONS (3.7%)
    U.S. Agency Obligations (3.7%)
      1,500,000          Federal Home Loan Bank....................................    5.000%    10/28/99      1,500,000
                         Total U.S. government obligations (cost: $1,500,000)............................      1,500,000
                                                                                                             -----------
OTHER SHORT-TERM SECURITIES (3.6%)
        733,721          Federated Prime Obligation Fund, current rate 5.220%............................        733,721
        750,000          Wachovia Corporation......................................    5.440%    12/15/99        752,331
                                                                                                             -----------
                         Total other short-term securities (cost: $1,486,052)............................      1,486,052
                                                                                                             -----------
                         Total investments in securities (cost: $41,238,896) (b).........................    $41,238,896
                                                                                                             ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at September 30, 1999.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

                                                      ADVANTUS MONEY MARKET FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1999

                                  ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $41,238,896).............................    $41,238,896
Cash in bank on demand deposit..............................        397,904
Receivable for Fund shares sold.............................         68,042
Accrued interest receivable.................................         88,581
Other receivables...........................................            937
                                                                -----------
    Total assets............................................     41,794,360
                                                                -----------
                                LIABILITIES
Payable for Fund shares redeemed............................        544,108
Dividends payable to shareholders...........................          1,040
Payable to Adviser..........................................         29,743
Other payables..............................................         16,713
                                                                -----------
    Total liabilities.......................................        591,604
                                                                -----------
Net assets applicable to outstanding capital stock..........    $41,202,756
                                                                ===========
Represented by:
  Capital stock - authorized 10 billion shares of $.01 par
  value; outstanding 41,202,756 shares......................    $   412,028
  Additional paid-in capital................................     40,790,728
                                                                -----------
    Total - representing net assets applicable to
    outstanding capital stock...............................    $41,202,756
                                                                ===========
Net asset value per share...................................    $      1.00
                                                                ===========

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

Investment income:
  Interest..................................................    $2,621,054
                                                                ----------
Expenses (note 3):
  Investment advisory fee...................................       261,232
  Rule 12b-1 fees...........................................       139,419
  Administrative services fee...............................        51,400
  Transfer agent and shareholder servicing fees.............       226,815
  Custodian fees............................................        13,710
  Auditing and accounting services..........................        13,580
  Legal fees................................................        11,138
  Directors' fees...........................................           865
  Registration fees.........................................        44,543
  Printing and shareholder reports..........................        36,529
  Insurance.................................................         3,687
  Other.....................................................        12,611
                                                                ----------
      Total expenses........................................       815,529
                                                                ----------
  Less fees and expenses waived or absorbed:
    Rule 12b-1 fees.........................................      (139,419)
    Other fund expenses.....................................      (232,015)
                                                                ----------
      Total fees and expenses waived or absorbed............      (371,434)
                                                                ----------
      Total net expenses....................................       444,095
                                                                ----------
      Investment income - net...............................     2,176,959
                                                                ----------
  Net increase in net assets resulting from operations......    $2,176,959
                                                                ==========

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                     1999             1998
                                                                --------------    -------------
Operations:
  Investment income - net...................................    $    2,176,959    $  2,695,886
                                                                --------------    ------------
      Increase in net assets resulting from operations......         2,176,959       2,695,886
                                                                --------------    ------------
Distributions to shareholders from net investment income....        (2,176,959)     (2,695,886)
                                                                --------------    ------------
Capital share transactions at a constant net asset value of
  $1.00:
  Proceeds from sales.......................................        92,025,759      90,768,754
  Proceeds from issuance of shares as a result of reinvested
    dividends...............................................         2,143,222       2,664,950
  Payments for redemption of shares.........................      (113,867,509)    (87,023,337)
                                                                --------------    ------------
    Increase (decrease) in net assets from capital share
      transactions..........................................       (19,698,528)      6,410,367
                                                                --------------    ------------
    Total increase (decrease) in net assets.................       (19,698,528)      6,410,367
Net assets at beginning of year.............................        60,901,284      54,490,917
                                                                --------------    ------------
Net assets at end of year...................................    $   41,202,756    $ 60,901,284
                                                                ==============    ============

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

    The significant accounting policies of the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 1999, purchases of securities and proceeds from sales aggregated $262,066,590 and $281,483,789, respectively.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the

                                                      ADVANTUS MONEY MARKET FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent. The Fund has engaged First Data Investor Services Group, Inc. to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life.

    The Fund has adopted a Plan of Distribution relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a service fee up to .25 percent of average daily net assets to be paid to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. Prior to February 1, 1999, the Plan provided for a distribution fee up to .30 percent of average daily net assets. Ascend is currently waiving all of the Rule 12b-1 fees from the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $5,100 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,100 per month. For the period from February 1, 1999 to July 31, 1999, the administrative services fee was $4,800 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended
September 30, 1999, Advantus Capital voluntarily agreed to absorb $232,015 in expenses which were otherwise payable by the Fund.

    As of September 30, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 4,745,294 shares or 11.5 percent of the Fund's total shares outstanding.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $10,454.

(4) YEAR 2000 (UNAUDITED)

    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $12 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------------------
                                                             1999        1998        1997        1996      1995(A)
                                                           --------    --------    --------    --------    --------
Net asset value, beginning of year.....................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                           -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income................................        .04         .05         .05         .05         .05
                                                           -------     -------     -------     -------     -------
    Total from investment operations...................        .04         .05         .05         .05         .05
                                                           -------     -------     -------     -------     -------
Less distributions:
  Dividends from net investment income.................       (.04)       (.05)       (.05)       (.05)       (.05)
                                                           -------     -------     -------     -------     -------
    Total distributions................................       (.04)       (.05)       (.05)       (.05)       (.05)
                                                           -------     -------     -------     -------     -------
Net asset value, end of year...........................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                           =======     =======     =======     =======     =======
Total return (b).......................................       4.24%       4.78%       4.69%       4.74%       5.02%
Net assets, end of year (in thousands).................    $41,203     $60,901     $54,491     $43,953     $36,107
Ratio of expenses to average daily net assets (c)......        .85%        .85%        .85%        .85%        .85%
Ratio of net investment income to average daily net
  assets (c)...........................................       4.17%       4.68%       4.61%       4.64%       4.93%

----------

                  (a)    Effective March 1, 1995, the Fund entered into a new
                         investment advisory agreement with Advantus Capital
                         Management, Inc. Prior to March 1, 1995, the Fund had an
                         investment advisory agreement with MIMLIC Asset Management
                         Company.
                  (b)    Total return figures are based on a share outstanding
                         throughout the period and assume reinvestment of
                         distributions at net asset value.
                  (c)    The Fund's Adviser and Distributor voluntarily waived or
                         absorbed $371,434, $323,639, $288,928, $261,733 and $240,231 in expenses for the years ended September 30, 1999, 1998,
                         1997, 1996 and 1995. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.56%, 1.41%, 1.43%, 1.51% and 1.66%,
                         respectively, and the ratio of net investment income to
                         average daily net assets would have been 3.46%, 4.12%,
                         4.03%, 3.98% and 4.12%, respectively.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Money Market Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Money Market Fund, Inc. (the Fund) as of September 30, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1999 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG LLP

Minneapolis, Minnesota
November 5, 1999

ADVANTUS MONEY MARKET FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1999. Dividends for the 1999 calendar year will be reported to you on Form 1099-Div in late January 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, none qualifying for deduction by corporations.
October 31, 1998............................................   $.0039
November 30, 1998...........................................    .0036
December 31, 1998...........................................    .0036
January 31, 1999............................................    .0038
February 28, 1999...........................................    .0028
March 31, 1999..............................................    .0033
April 30, 1999..............................................    .0033
May 31, 1999................................................    .0034
June 30, 1999...............................................    .0033
July 31, 1999...............................................    .0035
August 31, 1999.............................................    .0036
September 30, 1999..........................................    .0036
                                                               ------
                                                               $.0417
                                                               ======

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

     ASCEND FINANCIAL SERVICES, INC.
         400 ROBERT STREET NORTH
         ST. PAUL, MN 55101-2098
           PRESORTED STANDARD
            U.S. POSTAGE PAID
              ST. PAUL, MN
             PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48643 Rev. 11-1999